UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 30, 2011
Apollo Group, Inc.

(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona	85040

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 966-5394

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition.
     On June 30, 2011, Apollo Group, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended May 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by this reference.
     The information in Item 2.02 of this Form 8-K and the exhibit furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On June 24, 2011, the Company’s Board of Directors appointed Robert S. Murley to fill a vacancy on the Board of Directors, effective June 30, 2011. Mr. Murley also was appointed to serve on the Board’s Nominating and Governance Committee and the Finance Committee.
     Mr. Murley has been employed by Credit Suisse Securities LLC, a subsidiary of Credit Suisse Group AG, and its predecessors, since 1975. In 2005, he was appointed Chairman of Investment Banking in the Americas. Prior to that time, Mr. Murley was Head of the Global Industrial and Services Group and Head of the Chicago office. He was elected a Managing Director in 1984 and appointed a Vice Chairman in 1998.
     Mr. Murley, who is 61 years old, received his Bachelor of Arts degree cum laude from Princeton University in 1972, his Master of Business Administration degree from the UCLA Anderson School of Management in 1974, and his Master of Science degree from the London School of Economics and Political Science in 1975. Mr. Murley Serves as a Trustee of Princeton University, Chairman of the Board of the Educational Testing Service in Princeton, New Jersey, Vice Chairman of the Board of the Ann & Robert Lurie Children’s Hospital of Chicago, a Trustee of the Museum of Science & Industry in Chicago, Illinois, and member of the Board of Overseers of the UCLA Anderson School of Management.
     Mr. Murley will participate in the cash and equity compensation programs provided to and upon the same terms as our other non-employee directors. These cash and equity compensation programs are more fully described under “Director Compensation” in our Information Statement on Form 14C filed with the Securities and Exchange Commission on December 21, 2010, which description is incorporated in this Item 5.02 by this reference. In addition, we have entered into an indemnification agreement with Mr. Murley on substantially the same terms as for our other non-employee directors which obligates us to indemnify him in his capacity as a director to the maximum extent permitted by law.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Text of press release of Apollo Group, Inc. dated June 30, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.
June 30, 2011	By:	/s/ Brian L. Swartz
		Name:	Brian L. Swartz
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Text of press release of Apollo Group, Inc. dated June 30, 2011.